Exhibit 99.1

Investor Overview September 2023

2 Safe Harbor and B asis of Presentation Forward - Looking Statement Safe Harbor — This presentation includes “forward - looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward - looking statements by the Company’s use of forward - looking terminology such as “anticipate,” “bel ieve,” “confident,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “plan,” “potential,” “predict,” “seek,” or “should,” or the negative thereof or other variations th ere on or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential growth in those markets and products, the economy general ly, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields , product availability, inflation, capital structure, pricing, volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA ma rgi n, interest expense, tax rates, capital expenditures, free cash flow, cash flow generation and working capital management, future financial performance and liquidity, the ability of the Company to grow stronger, the ability to deliver growth, value creation and long - term success, and the Company’s cost reduction initiatives and results thereof contained in this present ation may be considered forward - looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or perform anc e may be considered forward - looking statements. The Company has based forward - looking statements on its current expectations, assumptions, estimates and projections. While the Comp any believes these expectations, assumptions, estimates and projections are reasonable, such forward - looking statements are only predictions and involve known and unknown ris ks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company’s business. Forward - looking statements involve risks and uncertainties, including, but not limited to, those described in the “Risk Factors” section in the Company’s most recent Annual Report on Form 10 - K, and in its other periodic repor ts filed with the SEC. In addition, the statements in this release are made as of September 6, 2023. The Company undertakes no obligation to update any of the forward - looking statements m ade herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward - looking statements should not be relied upon as representing t he Company’s views as of any date subsequent to September 6, 2023. Use of Non - GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures. This non - GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the fu ture. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excl udi ng non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional inf ormation is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities pr epared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non - GAAP measure s and a reconciliation of these non - GAAP measures to the most directly comparable GAAP measures.

3 Fiscal 2022 Net Sales 52 yrs FY 2023 Net Sales $ 5.3 B 300+ Distribution yards GMS at a Glance 7,000+ GMS Team Members NYSE Ticker Symbol GMS & 100+ Tool Sales, Rentals & Service Centers 1. For a reconciliation of Adjusted EBITDA to the most directly comparable GAAP metrics, see Appendix. Information as of April 30, 2023 FY 2023 Net Income $ 333.0 M Founded in 1971 Leading Brands 60+ FY 2023 Adj. EBITDA 1 $ 665.7 M

4 Diversified and Balanced End Market Exposure Diversified exposure across commercial and residential new and repair and remodel construction markets continues to be an advantage Residential • Single - Family New • Multi - Family New • Repair & Remodel ~45% Commercial • New Construction • Repair & Remodel ~55% While these percentages fluctuate from time to time as market conditions change, the numbers shown reflect the Company’s “thr oug h the cycle” expectations.

5 Providing Value to Contractors and Builders A leading North American specialty distributor of construction products GMS provides the products and value - added services to contractors who install wallboard, ceilings, steel framing and other complementary building products  • Expertise across local markets, leveraging scaled North American footprint • One - stop - shop for contractors with a broad product offering • Critical link between suppliers and a highly fragmented customer base Net Sales Breakdown (Fiscal 2023)

6 Local Go - To - Market Strategy with Scale Benefits GMS distribution locations USA and Canada GMS’s model provides for the intimacy of a local business, exceptional customized service and an entrepreneurial culture while leveraging North American economy of scale • Combines the benefits of a local “go - to - market” strategy with economics of scale • Integrated North American platform operated through over 60 highly - respected local brands

7 FY23 Net Income $ 333 M FY23 Cash from Operations GMS – FY2023 Highlights FY23 Free Cash Flow* *For a reconciliation of Adjusted EBITDA or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix. Unless indicated otherwise, comparisons are to full year fiscal 2022. FY23 Adj. EBITDA* $ 665.7 M FY23 Net Sales $ 5.3 B Up 15% Up 22% Up 17% $ 441.7 M Up 146% $ 389.1 M Up 181% 6.2% FY23 Net Income Margin Up 30 bps Despite a pullback in single - family demand and lower steel prices, GMS delivered solid results for Q423 with year - over - year increases in net sales and Adjusted EBITDA * . $1,858 $2,319 $2,511 $3,116 $3,241 $3,299 $4,635 $5,329 7.4% 8.1% 7.9% 9.5% 9.2% 9.7% 12.2% 12.5% FY-16 FY-17 FY-18 FY-19 FY-20 FY-21 FY-22 FY-23 Net Sales Adj. EBITDA Margin* $ millions Full Year Results 12.5% FY23 Adj. EBITDA Margin* Up 30 bps

8 Q124 Net Income $ 86.8 M Q124 Cash from Operations GMS – Q1 FY24 at a Glance Q124 Net Income Margin *For a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP metrics, see Appendix. Unless indicated otherwise, comparisons are to Q1 2023. Q124 Adj. EBITDA* $ 173.3 M Q124 Net Sales $1.4 B $ 6.6 M 12.3% Q124 Adj. EBITDA Margin* Despite a recessionary environment in single - family demand and lower steel prices, GMS delivered solid results for Q124, demonstrating pricing resilience in Wallboard, Ceilings and Complementary Products, as well as the strength and stability that our balanced end markets provide. 6.2% Up $11M Up 3.7% Down 3.0% Down 40 bps Down 1.0% Down 60 bps

9 Strategic Growth Priorities – Q1 Fiscal 2024 Update Capitalize on existing fixed investments in locations and equipment where we are underpenetrated or below expected share Grow Complementary Products opportunities outside of core products to diversify and profitably expand our offerings Expand the platform through accretive acquisition and greenfield opportunities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience and further profit improvement • Industry data indicates that we grew share in each of our core product categories. • Value - added delivery to the point of use helped drive sales in tight labor market. • Favorable mix of multi - family projects has provided a solid backlog of Steel Framing, Wallboard and Insulation deliveries to that end market. • Benefits of scale and commitment to service resulted in securing a broad array of commercial projects across myriad markets. • 6.0% per day net sales growth on acquisition gains. • 7.7% revenue gains excluding lumber. • 11.7% revenue growth on focus Tools & Fasteners, EIFS and Stucco, and Insulation product lines. • 13 th straight quarter of growth for Complementary. • Expansion of Tool Source Warehouse operations. • Steady maturation of prior greenfields and acquisitions. • During the 1 st quarter we acquired Jawl Lumber Corporation d/b/a Home Lumber and Building Supplies in Canada. • Core and Complementary pipeline remains active. • Technology and process enabled improvements in myriad areas including warehouse operations, dispatch, delivery, purchasing, inventory management and pricing, • Enhancing our role as a valuable partner by providing customers with the ability to easily transact with us. • Organization - wide effort to reduce complexity cost and standardize data. Expand Share in Core Products Grow Complementary Products Expand Our Platform Drive Improved Productivity & Profitability As we’ve leveraged product inflation dynamics in the business, our productivity initiatives, along with growth in Complementa ry Products and expansion of scale, have enabled us to expand our Adjusted EBITDA margin from the upper single - digits in the years leading up to Covid to now consistently reporting these returns at double - digit levels for the past two fiscal years.

10 20% 19% 16% 45% 29% 12% 19% 40% Continuing to Diversify and Profitably Expand Offerings Successfully Growing Complementary Products Complementary Products 2014 Net Sales: $1.4B NET SALES BREAKDOWN (FISCAL 2014) 2023 Net Sales: $5.3B NET SALES BREAKDOWN (FISCAL 2023) Complementary Products Ceilings Steel Framing Wallboard Up from 20% to 29% of sales from FY2014 to FY2023 Net Sales by Product Category Core Products: • Wallboard: Used to finish the interior walls and ceilings in residential, commercial and institutional construction projects • Ceilings: Suspended ceiling systems comprised primarily of acoustical solutions for commercial spaces including mineral fiber tiles and grid as well as architectural specialties such as wood, steel and other unique finishes • Steel Framing: Steel framing products sold into commercial applications, typically as part of a package with wallboard, ceilings and other products *

11 Track Record of Successful Platform Expansion Date Acquisition/Greenfield Locations Strategic Rationale May - 23 ▪ 1 Location – Victoria, BC ▪ Margin - accretive Complementary Products acquisition in desirable Vancouver Island market Apr - 23 ▪ 1 Location – Toronto, ON area ▪ Margin - accretive Complementary Products acquisition adding new product lines in the Greater Toronto area Apr - 23 ▪ 4 Locations – Chicago, Atlanta, Charlotte ▪ Strategic Chicago area acquisition to increase market serviceability and gain access to key vendor relationships Mar - 23 Ottawa ▪ Ottawa, ON ▪ New location for D.L. Building Materials expansion in Ottawa Jan - 23 New York City ▪ Brooklyn, NY ▪ Inaugural location focused on Ceilings products in the New York City market Nov - 22 South Richmond ▪ Chester, VA ▪ Expands market service coverage in the Richmond, VA market for Commonwealth Building Materials Completed 90+ acquisitions and greenfields since May 2014. All U.S. yard locations are fully integrated into the GMS platform Since August 2014, GMS has acquired 45 companies representing a total of ~126 distribution locations Since August 2014, GMS has opened an additional ~49 organic greenfield locations , complementing acquisition strategy Since acquiring AMES Taping Tools in December 2021, GMS has opened 15 new AMES store locations Select Recent GMS Expansion As of August 2023

12 Opportunities for Further Platform Expansion • Opportunity to expand our geographic footprint in under - served and under - penetrated markets through accretive greenfield locations and acquisitions • Current footprint comprises over 300 distribution yard locations covering 47 U.S. States and 6 Canadian Provinces; Plus more than 100 AMES store locations • At least some level of presence in 78 of the Top 100 U.S. Metropolitan Statistical Areas (“MSA’s”) and 8 of the Top 10 Canadian Metropolitan Areas (“CMA’s”) • Significant whitespace and underpenetrated markets remaining in both the U.S. and Canada • Opportunities to develop “Complementary Products” in markets where GMS already has an established presence to drive further share gains As of June 2023 GMS Distribution Location Map Legend Targeted Expansion Area California Mountain West Western Canada South Central Texas Central Midwest Gulf Coast New England Eastern Canada South Florida AMES Location

13 Attractive Capital Structure Supports Strategic Priorities Repurchased approximately 469 thousand shares for $30.5 million during Q1 FY24; $69.6 million of repurchase authorization remaining 1.8x 1.6x 1.6x 1.4x 1.5x 7/31/2022 10/31/2022 1/31/2023 4/30/2023 7/31/2023 $43 $41 $34 $28 $134 $834 FY24 FY25 FY26 FY27 FY28 Thereafter LTM Net Debt / PF Adjusted EBITDA 2 Debt 3 Maturity Schedule $ in millions 1. For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Ap pen dix. 2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. 3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes. 4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long - Term Debt and Paymen ts on Principal on Finance Lease Obligations for fiscal years 2021, 2022 and 2023 5. Balance sheet, capital structure and share repurchase authorization references are as at 7/31/23. Increased Share Repurchase Activity Q124 Cash from Operations $6.6M Improved $11M Q124 Use of Free Cash Flow 1 ( $ 6.9 M ) Substantial Liquidity $81.4 million of cash on hand and $816.2 million available under our revolving credit facility. Acquisitions 53% Share Repurchases 18% Capital Expenditures 15% Debt/Lease Payments 14% 3 - Year Historical Use of Cash 4 For Fiscal Years 2021, 2022 and 2023 Improved $8M

14 GMS is Well Positioned across Commercial and Residential Markets with Scale and Balanced Product Mix • Continue to see near - term high levels of multi - family residential activity • While varying by region, we expect single - family demand levels to continue to improve from lows experienced over the last ~8 - 12 months. We expect continued near - term YOY declines as we roll over challenging comparisons, but we also expect those to improve over the balance of the fiscal year as our current run rates and comments from some large builders continue to provide encouraging signs for the single - family end market. • Solid activity levels in commercial (outside of office) are continuing • Favorable demographics in an underbuilt industry provides support for the medium - to long - term • Opened 32 greenfield locations and completed 16 strategic acquisitions* since the start of fiscal 2020 to enhance customer service, drive growth in product offerings and improve efficiencies, all while reducing our net debt leverage ratio from 3.6x at April 30, 2019 to 1.5x at July 31, 2023 • Continuing to modernize and upgrade fleet, adding safety features to protect employees and customers and for risk management benefits • Technology investments to automate work has led to increased productivity, making us better operators • Lowering complexity costs in the business Strategic Investments Position GMS for Near - Term Industry Dynamics & Long - Term Success Industry Fundamentals Support Outlook *Greenfield and acquisition totals are calculated since the start of fiscal 2020 through August 31, 2023.

15 Appendix

16 End Market & Product - Level Expectations for Q2 FY2024 Product Category Q2 FY24 YOY Volume Expectations Q2 FY24 YOY Price/Mix Expectations Wallboard • Multi - family: Up high single - digits • Single - family: Down low double - digits • Commercial: Up low single - digits • Total Wallboard: Down low single - digits Down low single - digits Ceilings Up low single - digits Down low single - digits Steel Framing Up high single - digits Down ~25% Complementary Products Up* Up* *Sales growth in Complementary Products, including the benefits of recent acquisitions, is expected to be up mid single - digits.

17 Consolidated GMS Expectations for Q2 FY24 and Full Year Fiscal 2024 Metric for Q2 FY24 Q2 FY24 Expectation Net Sales Down low single - digits primarily driven by steel price declines Gross Margin At or near long term average of 32% Adjusted EBITDA 1 $160 million - $165 million Metric for Full Year FY24 Full Year FY24 Expectation Interest Expense ~$70 million Capital Expenditures ~$50 million Free Cash Flow 1 ~ 50% - 60% of FY24 Adj. EBITDA 1 Tax Rate 2 ~25.5% - 26.0% 1 For a reconciliation of Adjusted EBITDA, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix. 2 Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax am ounts.

18 Summary Quarterly Financials (In millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 (Unaudited) Wallboard Volume (MSF) 1,191 1,232 1,058 1,130 4,611 1,204 Wallboard Price ($ / '000 Sq. Ft.) 438$ 474$ 473$ 481$ 467$ 475$ Wallboard 522$ 585$ 501$ 545$ 2,152$ 571$ Ceilings 167 160 147 155 629 175 Steel framing 275 278 234 224 1,011 237 Complementary products 396 409 353 380 1,538 426 Net sales 1,360 1,431 1,235 1,304 5,329 1,410 Cost of sales 925 966 832 880 3,603 959 Gross profit 435 465 402 424 1,726 451 Gross margin 32.0% 32.5% 32.6% 32.5% 32.4% 32.0% Operating expenses: Selling, general and administrative expenses 268 279 267 280 1,094 287 Depreciation and amortization 32 32 31 31 127 32 Total operating expenses 300 311 299 311 1,221 319 Operating income 135 153 103 114 505 132 Other (expense) income: Interest expense (15) (16) (17) (18) (66) (19) Write-off of discount and deferred financing costs - - - - - (1) Other income, net 2 2 2 3 8 2 Total other expense, net (13) (14) (15) (16) (58) (18) Income before taxes 122 139 88 98 448 114 Income tax expense 32 36 24 23 115 27 Net income 90$ 103$ 65$ 76$ 333$ 87$ Business Days 63 65 62 63 253 64 Net Sales by Business Day 21.6$ 22.0$ 19.9$ 20.7$ 21.1$ 22.0$ Beginning Branch Count 286 289 291 297 286 304 Added Branches 3 2 6 7 18 1 Ending Branch Count 289 291 297 304 304 305

19 Quarterly Cash Flows (1) Free cash flow is a non - GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. D ifferences may occur due to rounding. ($ in millions) (Unaudited) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 Net income $ 89.5 $ 103.2 $ 64.8 $ 75.6 $ 333.0 $ 86.8 Non-cash changes & other changes 8.9 63.3 21.8 62.0 155.9 (12.3) Changes in primary working capital components: Trade accounts and notes receivable (69.6) (63.8) 105.3 (8.9) (37.0) (38.2) Inventories (28.7) (3.6) (2.4) 17.9 (16.8) (1.4) Accounts payable (4.4) 8.2 (55.3) 58.2 6.7 (28.3) Cash provided by (used in) operating activities (4.4) 107.3 134.1 204.8 441.7 6.6 Purchases of property and equipment (10.9) (10.7) (11.6) (19.4) (52.7) (13.5) Proceeds from sale of assets 0.3 0.6 0.8 1.2 2.9 1.0 Acquisitions of businesses, net of cash acquired (2.6) (0.0) (17.8) (41.3) (61.7) (39.0) Cash (used in) investing activities (13.3) (10.1) (28.6) (59.5) (111.5) (51.5) Cash provided by (used in) financing activities 22.2 (77.4) (43.8) (166.7) (265.6) (39.1) Effect of exchange rates 0.2 (2.2) 0.8 (0.6) (1.8) 0.7 Increase (decrease) in cash and cash equivalents 4.7 17.6 62.5 (21.9) 62.8 (83.3) Balance, beginning of period 101.9 106.6 124.2 186.7 101.9 164.7 Balance, end of period $ 106.6 $ 124.2 $ 186.7 $ 164.7 $ 164.7 $ 81.4 Supplemental cash flow disclosures: Cash paid for income taxes $ 3.2 $ 57.6 $ 24.9 $ 24.7 $ 110.4 $ 3.2 Cash paid for interest $ 17.8 $ 11.5 $ 19.9 $ 12.6 $ 61.8 $ 21.9 Cash provided by (used in) operating activities $ (4.4) $ 107.3 $ 134.1 $ 204.8 $ 441.7 $ 6.6 Purchases of property and equipment (10.9) (10.7) (11.6) (19.4) (52.7) (13.5) Free cash flow (1) $ (15.3) $ 96.5 $ 122.5 $ 185.4 $ 389.1 $ (6.9)

20 Q1 2024 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation.

21 Quarterly Net Income to Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties F. Includes gains and losses from the sale and disposal of assets G. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value H. Represents expenses paid to third party advisors related to debt refinancing activities ( $ in 000s) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 (Unaudited) Net Income 89,470$ 103,153$ 64,775$ 75,593$ 332,991$ 86,830$ Add: Interest Expense 14,661 16,055 16,943 18,184 65,843 18,914 Add: Write off of debt discount and deferred financing fees - - - - - 1,401 Less: Interest Income (56) (154) (180) (897) (1,287) (474) Add: Income Tax Expense 32,030 35,995 23,697 22,790 114,512 26,734 Add: Depreciation Expense 14,993 15,058 15,162 15,964 61,177 16,327 Add: Amortization Expense 17,447 17,168 16,257 14,858 65,730 15,691 EBITDA 168,545$ 187,275$ 136,654$ 146,492$ 638,966$ 165,423$ Adjustments Stock appreciation rights (A) 2,344 3,230 314 1,815 7,703 1,218 Redeemable noncontrolling interests (B) 495 340 368 (25) 1,178 480 Equity-based compensation (C) 3,132 3,781 3,285 3,019 13,217 3,304 Severance and other permitted costs (D) 352 379 (315) 2,372 2,788 406 Transaction costs (acquisition and other) (E) 386 292 476 807 1,961 1,385 (Gain) loss on disposal of assets (F) (284) 81 (411) (799) (1,413) (131) Effects of fair value adjustments to inventory (G) 44 135 457 487 1,123 302 Gain on legal settlement - - - - - Debt transaction costs (H) - - - 173 173 911 Total Adjustments 6,469$ 8,238$ 4,174$ 7,849$ 26,730$ 7,875$ Adjusted EBITDA (as reported) 175,014$ 195,513$ 140,828$ 154,341$ 665,696$ 173,298$ Net Sales $1,359,553 $1,430,979 $1,234,618 $1,304,102 $5,329,252 $1,409,600 Adjusted EBITDA Margin 12.9% 13.7% 11.4% 11.8% 12.5% 12.3%

22 Net Income to Pro Forma Adjusted EBITDA Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility, including certain unusual, nonrecurring costs and credits received due to the COVID - 19 pandemic E. Represents one - time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights F. Represents the non - cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value G. Represents mark - to - market adjustments for derivative financial instruments H. Represents one - time costs related to our secondary offerings paid to third party advisors I. Represents expenses paid to third party advisors related to debt refinancing activities J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies ( $ in 000s) 1Q24 LTM 2023 2022 2021 2020 2019 2018 2017 (Unaudited) Net Income 330,351$ 332,991$ 273,442$ 105,560$ 23,381$ 56,002$ 62,971$ 48,886$ Add: Interest Expense 70,096 65,843 58,097 53,786 67,718 73,677 31,395 29,360 Add: Write off of debt discount and deferred financing fees 1,401 - - 4,606 1,331 - 74 7,103 Less: Interest Income (1,705) (1,287) (163) (86) (88) (66) (177) (152) Add: Income Tax Expense 109,216 114,512 91,377 31,534 22,944 14,039 20,883 22,654 Add: Depreciation Expense 62,511 61,177 55,437 50,480 51,332 46,456 24,075 25,565 Add: Amortization Expense 63,974 65,730 63,795 57,645 65,201 71,003 41,455 43,675 EBITDA 635,844$ 638,966$ 541,985$ 303,525$ 231,819$ 261,111$ 180,676$ 177,091$ Adjustments Impairment of goodwill - - 63,074 - - - Stock appreciation rights (A) 6,577 7,703 4,403 3,173 1,572 2,730 2,318 148 Redeemable noncontrolling interests (B) 1,163 1,178 1,983 1,288 520 1,188 1,868 3,536 Equity-based compensation (C) 13,389 13,217 10,968 8,442 7,060 3,906 1,695 2,534 Severance and other permitted costs (D) 2,842 2,788 1,132 2,948 5,733 8,152 581 (157) Transaction costs (acquisition and other) (E) 2,960 1,961 3,545 1,068 2,414 7,858 3,370 2,249 (Gain) loss on disposal of assets (1,260) (1,413) (913) (1,011) 658 (525) (509) (338) Effects of fair value adjustments to inventory (F) 1,381 1,123 3,818 788 575 4,176 324 946 Gain on legal settlement - - - (1,382) (14,029) - - - Change in fair value of financial instruments (G) - - - - - 6,395 6,125 382 Secondary public offerings (H) - - - - 363 - 1,525 1,385 Debt transaction costs (I) 1,084 173 - 532 - 678 1,285 265 Total Adjustments 28,136$ 26,730$ 24,936$ 15,846$ 67,940$ 34,558$ 18,582$ 11,138$ Adjusted EBITDA (as reported) 663,980$ 665,696$ 566,921$ 319,371$ 299,759$ 295,669$ 199,258$ 188,229$ Contributions from acquisitions (J) 13,583 9,535 21,348 4,948 1,480 6,717 1,280 9,500 Pro Forma Adjusted EBITDA 677,563$ 675,231$ 588,269$ 324,319$ 301,239$ 302,386$ 200,538$ 197,729$ Net Sales $5,379,299 $5,329,252 $4,634,875 $3,298,823 $3,241,307 $3,116,032 $2,511,469 $2,319,146 Adjusted EBITDA margin (as reported) 12.3% 12.5% 12.2% 9.7% 9.2% 9.5% 7.9% 8.1%

23 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts

24 Reported SG&A to Adjusted SG&A Reconciliation Commentary A. Represents changes in the fair value of stock appreciation rights B. Represents changes in the fair value of noncontrolling interests C. Represents non - cash equity - based compensation expense related to the issuance of share - based awards D. Represents severance expenses and other costs permitted in calculations under the ABL Facility and the Term Loan Facility E. Represents one - time costs related to acquisitions paid to third parties (Unaudited) 1Q23 2Q23 3Q23 4Q23 FY2023 1Q24 ($ in millions) SG&A - Reported 267.7$ 279.0$ 267.4$ 279.8$ 1,093.8$ 286.8$ Adjustments Stock appreciation rights (A) (2.3) (3.2) (0.3) (1.8) (7.7) (1.2) Redeemable noncontrolling interests (B) (0.5) (0.3) (0.4) 0.0 (1.2) (0.5) Equity-based compensation (C) (3.1) (3.8) (3.3) (3.0) (13.2) (3.3) Severance and other permitted costs (D) (0.4) (0.4) 0.3 (2.4) (2.9) (0.4) Transaction costs (acquisition and other) (E) (0.4) (0.3) (0.5) (0.8) (2.0) (1.4) Gain (loss) on disposal of assets 0.3 (0.1) 0.4 0.8 1.4 0.1 Debt transaction costs - - - (0.2) (0.2) (0.9) SG&A - Adjusted 261.3$ 270.9$ 263.6$ 272.4$ 1,068.1$ 279.2$ % of net sales 19.2% 18.9% 21.4% 20.9% 20.0% 19.8%

25 Leverage Summary (1) Net of unamortized discount of $0.4mm, $0.4mm, $0.3mm, $0.3mm and $2.5mm as of July 31, 2022, October 31, 2022, January 31, 2 023 , April 30, 2023 and July 31, 2023 respectively. (2) Net of deferred financing costs of $2.9mm, $2.6mm, $2.4mm, $2.1mm and $4.1mm as of July 31, 2022, October 31, 2022, January 3 1, 2023 , April 30, 2023 and July 31, 2023 respectively. (3) Net of deferred financing costs of $4.7mm, $4.5mm, $4.3mm, $4.1mm and $3.9mm as of July 31, 2022, October 31, 2022, January 3 1, 2023 , April 30, 2023 and July 31, 2023 respectively. (4) Net of unamortized discount of $0.3mm, $0.2mm, $0.2mm, $0.1mm and $0.1mm as of July 31, 2022, October 31, 2022, January 31, 2 023 , April 30, 2023 and July 31, 2023 respectively. (5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix. ($ mm) 7/31/22 10/31/22 1/31/23 4/30/23 7/31/23 LTM LTM LTM LTM LTM Cash and cash equivalents $107 $124 $187 $164 $81 Revolving Credit Facilities $265 $240 $240 $110 $113 First Lien Term Loan (1) (2) 500 499 498 497 493 Senior Notes (3) 345 345 346 346 346 Capital Lease Obligations 125 126 132 137 136 Installment Notes & Other (4) 5 3 8 8 13 Total Debt $1,240 $1,214 $1,223 $1,099 $1,102 Total Net Debt $1,133 $1,090 $1,037 $935 $1,021 PF Adj. EBITDA (5) $625 $662 $668 $684 $678 Total Debt / PF Adj. EBITDA 2.0x 1.8x 1.8x 1.6x 1.6x Net Debt / PF Adj. EBITDA 1.8x 1.6x 1.6x 1.4x 1.5x

26 Net Income to Adjusted EBITDA Outlook Reconciliation